Exhibit 10.3
[SunTrust Robinson Humphrey Letterhead]

August 3, 2017

Encore Capital Group, Inc.
3111 Camino Del Rio North
Suite 103
San Diego, California 92108
Attention: Chief Financial Officer

Ladies and Gentlemen:

Reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of December 20, 2016 (as amended by that certain (i) Incremental Term Loan and Extension Agreement, dated as of March 2, 2017 (the “March Incremental and Extension Agreement”), (ii) Incremental Facility Agreement, dated as of March 29, 2017, (iii) Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of June 13, 2017 and (iv) Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 29, 2017, and as may be further amended, restated, modified, supplemented, extended or replaced from time to time, the “Credit Agreement”), by and among Encore Capital Group, Inc. (“Borrower”), the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”), SunTrust Bank, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent, issuing bank and swingline lender. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

Each of the parties hereto desires to amend the Credit Agreement, pursuant to Sections 2.25(c) and 2.25(f) thereof, to reflect the appropriate basis for calculating scheduled payments in respect of the Term Loan A-2 by reducing the principal amount of the Term Loan A-2 as set forth in Section 2.9(f) of the Credit Agreement, which amount was reduced in connection with the Extension by certain Lenders effected pursuant to the March Incremental and Extension Agreement.

Each of the Borrower and the Administrative Agent hereby agrees that Section 2.9(f) of the Credit Agreement is hereby amended by replacing the part therein that reads “26,786,952.40” with “21,876,238.12” and that such amendment shall be deemed to be effective on and as of March 2, 2017.

The provisions of Sections 10.3, 10.6 and 10.7 of the Credit Agreement are incorporated herein as if fully set forth herein.

[Signatures on Following Pages]

LEGAL02/37441231v2

Encore Capital Group, Inc.
August 3, 2017

Very truly yours,

SUNTRUST BANK, as Administrative Agent

By: /s/ Paula Mueller
Name: Paula Mueller
Title: Director

Accepted and Agreed
as of the date first set forth above:

ENCORE CAPITAL GROUP, INC., as Borrower

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: EVP & CFO

TERM LOAN A-2 AMORTIZATION LETTER AGREEMENT